UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 27, 2015

THE MADISON SQUARE GARDEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-34434	No. 27-0624498
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Penn Plaza New York, NY

New York, New York 10121

(Address of principal executive offices)

(212) 465-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 27, 2015, the directors and executive officers (each, an “Indemnitee”) of The Madison Square Garden Company (the “Company”) each entered into an indemnification agreement (the “Indemnification Agreement”) with the Company. The Company also expects to enter into a similar indemnification agreement with future directors and executive officers.

The Indemnification Agreement provides that the Company will, to the fullest extent permitted by Delaware law and subject to the terms and conditions of the Indemnification Agreement, indemnify each Indemnitee against certain types of liabilities and pay or reimburse certain expenses, if the Indemnitee is involved in any manner (including as a party or a witness) in certain types of proceedings by reason of the fact of the Indemnitee’s service as a director, officer, partner, trustee, fiduciary, manager or employee of the Company or of any other corporation, limited liability company, public limited company, partnership, joint venture, trust, employee benefit plan, fund or other enterprise (a) that is affiliated with the Company or (b) at the written request of the Board, a Board committee, the Executive Chairman or the Chief Executive Officer of the Company.

The Indemnification Agreement establishes procedures for the Company and the Indemnitee with respect to the indemnification rights of the Indemnitees.

The above description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by the Indemnification Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Form of Indemnification Agreement between The Madison Square Garden Company and its Directors and Executive Officers.

Forward-Looking Statements

This Current Report on Form 8-K may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any such forward-looking statements are not guarantees of future performance, results or events and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors, including financial community and rating agency perceptions of the Company and its business, operations, financial condition and the industry in which it operates and the factors described in the Company’s filings with the Securities and Exchange Commission, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. The Company disclaims any obligation to update any forward-looking statements contained herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2015	THE MADISON SQUARE GARDEN COMPANY

	By:	/s/ Lawrence J. Burian
	Name:	Lawrence J. Burian
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Indemnification Agreement between The Madison Square Garden Company and its Directors and Executive Officers.